DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus
Pennsylvania Intermediate Municipal Bond Fund. For the 12-month reporting period ended November 30, 1997, your Fund produced a total return, including share price changes and dividend income, of 6.67%.* The Fund's tax-free distribution rate per share for the reporting period was 4.45%.**
Economic Review
    Almost everything went right for the U.S. economy over the reporting period. In its seventh year of expansion, the economy showed no sign of an upsurge in inflation resulting from tightening labor markets. With the unemployment rate at its lowest level in almost a decade, investors had been concerned that wage gains might result in higher levels of inflation and cause the Federal Reserve Board (the "Fed") to again raise interest rates. Given the longevity of our economic recovery, the Fed's monetary policymakers apparently were hoping that a cyclical easing in the economic growth rate would help dampen any incipient inflationary pressure. Recent turmoil in the financial markets of Asia and Latin America has raised prospects for a slowdown in U.S. exports as those nations shore up their financial systems.
If this were to occur, the diminished demand for U.S. goods overseas could be a drag on domestic economic growth. What is all but certain is that the Fed is reluctant to further unsettle world financial markets by raising interest rates over the near term.
    Indicators of future economic conditions showed high levels of consumer optimism and pointed toward continued growth. Consumers' spirits have been lifted by an unemployment rate at a quarter-century low (4.7% at the end of the reporting period), and core inflation, which excludes food and energy price changes, at the 2% level. The Conference Board, a business-sponsored research group, recently reported that its Consumer Confidence Index hit a new high for this economic expansion. Since consumers account for two thirds of all economic activity, their confidence in the economy is an important indicator of future conditions. Another important index of future economic conditions, the Index of Leading Economic Indicators (also a Conference Board index), implied continued growth. Government reports of personal income and consumer spending showed healthy rates of increase as well.
    The production side of the economy continued its robust advance. Industrial output rose consistently, and while the factory utilization rate
(a potential harbinger of production bottlenecks and price pressures) also increased, there was little evidence of producer-generated inflation. Additional good news regarding inflation came from the report that the productivity of U.S. workers rose at its fastest pace in five years during the third quarter of 1997. This increase in worker efficiency helped push down unit labor costs and eased concerns that labor costs, despite the tight labor market, would lead to higher inflation.
    The interplay between worker productivity and worker wage increases does much in determining the future course of inflation. We continue to monitor that closely, along with developments in the international financial arena. The recent international turbulence underscored the close economic relationships that exist among all countries, particularly in this age of multinational companies and pervasive global capitalism.
Market Environment
    The supply of new issues in Pennsylvania having intermediate maturities has been rather modest over the last year, but whenever a small issue has been attractively priced, the Fund has participated. On the other hand, because demand has remained strong due to low secondary supply, the Fund has been able to slowly sell bonds which had achieved our price goals. When the municipal bond market becomes weak, the secondary supply of intermediate Pennsylvania issues usually increases because national intermediate bond funds will sell Pennsylvania issues when they need to raise cash. While demand exceeds supply, national funds will try to dispose of Pennsylvania issues. If the market continues to decline, supply will quickly exceed demand and the Fund would then be able to purchase bonds at attractive levels. The Fund intends to continue to purchase both primary and secondary issues that represent value when they become available.
    Intermediate municipals are currently very cheap when compared to the ten-year U.S. Government note market. Supply normally declines as we approach the end of the year, while demand should increase because of heavy interest payments and bond maturities on January 1, 1998.
Portfolio Overview
    Interest rates were fairly low in late 1996 and early 1997, so the Fund maintained a defensive posture and purchased premium bonds which were expected to perform well in a declining market. In the spring of 1997, when interest rates rose, the Fund reversed its strategy and purchased deep discount securities with short calls and higher yields. These bonds represented excellent value because they were out of favor with many institutional fund managers, and were purchased at a substantial discount when compared to the rest of the municipal market. By June of 1997, interest rates had fallen and the Fund's strategy reverted back to buying bonds at a moderate premium. This strategy has remained in place with the exception of an occasional purchase of a deep discount with an attractive yield.
    The Fund is constantly selling bonds priced at modest discounts which have achieved our price objective and are yielding a low return. Certain types of investors tend to favor this type of bond, so the Fund can frequently take advantage of this situation.
    Lower rated issues remain very expensive when compared to higher rated securities. The Fund continues to take advantage of this tight spread relationship by favoring higher rated securities which are traditionally more liquid. This strategy will give the Fund more flexibility to react to a weak market which can experience liquidity constraints.
    The Fund had a one-year total return on November 30, 1997 of 6.67%, which compares favorably to the Lipper Pennsylvania Intermediate Municipal Bond Category average of 5.56%. Because the Fund positioned itself defensively in late 1996 when interest rates were low, it was able to take advantage of the declining market that occurred in the spring of 1997 by purchasing issues which were undervalued.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                          Very truly yours,

                      {Richard J. Moynihan SIGNATURE LOGO}
                          Richard J. Moynihan
                          Director, Municipal Portfolio Management
                          The Dreyfus Corporation
December 18, 1997
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid. Income is subject to state and local taxes for non-Pennsylvania residents.
** Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND        NOVEMBER 30, 1997
[Exhibit A]
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL
BOND FUND AND THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX

$12,982
Dreyfus Pennsylvania
Intermediate Municipal
Bond Fund
Dollars
$12,544
Lehman Brothers
10-Year Municipal
Bond Index*
*Source: Lehman Brothers
[Exhibit A]
Average Annual Total Returns

                        One Year Ended            From Inception (12/16/93)
                      November 30, 1997              to November 30, 1997
                    ____________________         __________________________
                            6.67%                             6.81%

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus Pennsylvania Intermediate Municipal Bond Fund on 12/16/93 (Inception Date) to a $10,000 investment made in the Lehman Brothers 10-Year Municipal Bond Index on that date. For comparative purposes, the value of the Index on 12/31/93 is used as the beginning value on 12/16/93. All dividends and capital gain distributions are reinvested.
The Fund invests primarily in Pennsylvania municipal securities and maintains a portfolio with a weighted-average maturity ranging between 3 and 10 years. The Fund's performance shown in the line graph takes into account fees and expenses. Unlike the Fund, the Lehman Brothers 10-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 10-year tax exempt bond market, consisting of municipal bonds with maturities of 9-12 years. The Index does not take into account charges, fees and other expenses and is not limited to investments principally in Pennsylvania municipal obligations. These factors, coupled with the potentially longer maturity of the Index, can contribute to the Index potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS                                                                                      NOVEMBER 30, 1997
                                                                                                 Principal
Long-Term Municipal Investments-98.5%                                                              Amount             Value
_______________________________________________________________________________                ______________     ______________
Pennsylvania-88.1%
Allegheny County Hospital Development Authority, Revenue, Refunding
  (Magee Womens Hospital):
    5.875%, 10/1/2002 (Insured; FGIC).................................                         $      500,000     $      534,060
    6%, 10/1/2005 (Insured; FGIC)...........................................                        1,525,000          1,645,231
Berks County, Refunding 5.60%, 11/15/2007 (Insured; FGIC)...................                          545,000            566,969
Butler Area Sewer Authority, Sewer Revenue, Refunding:
  Zero Coupon, 1/1/2010 (Insured; FGIC) (a).................................                          600,000            324,822
  Zero Coupon, 7/1/2010 (Insured; FGIC) (a).................................                          600,000            316,680
Cambria County, Refunding 5.875%, 8/15/2008 (Insured; FGIC).................                          850,000            917,524
Cambria Township Water Authority, Industrial User Revenue
  6%, 12/1/2002 (LOC; Banque Paribas) (b)...................................                        1,250,000          1,297,537
Clinton County Industrial Development Authority, PCR, Refunding
  (International Paper Co. Project) 5.375%, 5/1/2004........................                          500,000            530,540
Dauphin County General Authority, Revenue:
  6.25%, 6/1/2001...........................................................                          650,000            687,615
  4.45%, 9/1/2001 (Insured; AMBAC)..........................................                        3,000,000          3,010,110
  6%, 12/1/2006 (LOC; The Sakura Bank Ltd., Prerefunded 6/1/2001) (b,c).....                          785,000            823,857
Delaware County Industrial Development Authority, Revenue, Refunding
  (Martins Run Project) 5.60%, 12/15/2002...................................                          750,000            760,147
Hampton Township School District
  6.75%, 11/15/2021 (Insured; AMBAC, Prerefunded 11/15/2004) (c)............                        1,000,000          1,137,380
Hempfield School District, Refunding 5.30%, 10/15/2014 (Insured; FGIC) (a)..                        1,000,000          1,005,320
Jefferson County Hospital Authority, HR, Refunding
  (Brookville Hospital) 7%, 8/1/2002 (Insured; FHA).........................                        1,000,000          1,047,980
Lebanon County Good Samaritan Hospital Authority, Revenue, Refunding
  (Good Samaritan Hospital Project):
    5.85%, 11/15/2007.......................................................                          845,000            885,737
    6%, 11/15/2009..........................................................                        1,500,000          1,567,710
McKeesport Area School District, Refunding
  Zero Coupon, 10/1/2009 (Insured; FGIC)....................................                        1,070,000            596,910
Montgomery County Higher Education and Health Authority, HR
  (Montgomery Hospital Medical Center) 6.60%, 7/1/2010......................                        1,000,000          1,069,120
Northeastern Hospital and Education Authority, College Revenue
  (Luzerne County Community College)
  6.20%, 8/15/2005 (Insured; AMBAC, Prerefunded 2/15/2005) (c)..............                          500,000            552,310
Pennsylvania, COP, Refunding 5.40%, 7/1/2008 (Insured; AMBAC)...............                        1,000,000          1,035,180
Pennsylvania Convention Center Authority, Revenue, Refunding 6.25%, 9/1/2004                          750,000            802,470
Pennsylvania Economic Development Financing Authority, RRR
  (Northampton Generating Project) 6.40%, 1/1/2009..........................                          500,000            518,860
Pennsylvania Finance Authority, Revenue, Refunding
  (Municipal Capital Improvements Program) 6.60%, 11/1/2009.................                        2,600,000          2,862,418

DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                           NOVEMBER 30, 1997
                                                                                                 Principal
Long-Term Municipal Investments (continued)                                                        Amount               Value
_______________________________________________________________________________                ______________        ___________
Pennsylvania (continued)
Pennsylvania Higher Educational Facilities Authority:
  College and University Revenue (Delaware Valley College of Science and
Agriculture)
    6.50%, 4/1/2008.........................................................                   $      790,000     $      846,019
  Health Services Revenue, Refunding (Allegheny Delaware Valley)
    5.60%, 11/15/2010 (Insured; MBIA).......................................                        1,250,000          1,334,450
Pennsylvania Housing Finance Agency, Single Family Mortgage:
  5.95%, 10/1/2003..........................................................                          365,000            380,381
  6.20%, 4/1/2005...........................................................                          410,000            425,281
  6.20%, 10/1/2005..........................................................                          420,000            436,506
  5.75%, 4/1/2006...........................................................                          400,000            416,216
  6.10%, 4/1/2006...........................................................                          455,000            471,580
  5.75%, 10/1/2006..........................................................                          415,000            432,625
  6.10%, 10/1/2006..........................................................                          465,000            482,740
Pennsylvania Industrial Development Authority, EDR
  7%, 1/1/2006 (Insured; AMBAC).............................................                        1,795,000          2,088,500
Pennsylvania Infrastructure Investment Authority, Revenue
  (Pennvest Loan Pool Program) 6%, 9/1/2005 (Insured; MBIA).................                        2,155,000          2,367,505
Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue
  5.50%, 12/1/2012 (Insured; AMBAC).........................................                        3,000,000          3,103,320
Philadelphia:
  5.70%, 11/15/2006 (Insured; FGIC).........................................                        1,000,000          1,080,090
  Airport Revenue (Philadelphia Airport System) 5.75%, 6/15/2008 (Insured;
    AMBAC)                                                                                          1,000,000          1,068,890
  Water and Wastewater Revenue, Refunding:
    5.50%, 6/15/2003 (Insured; FGIC)........................................                        1,000,000          1,054,100
    5.75%, 6/15/2013 (Insured; MBIA)........................................                        1,500,000          1,558,500
Philadelphia Hospitals and Higher Education Facilities Authority, Revenue:
  (Community College) 5.90%, 5/1/2007 (Insured; MBIA).......................                          445,000            482,349
  (Northwestern Corp.) 7%, 6/1/2012.........................................                        1,530,000          1,658,979
  Refunding (Temple University Hospital) 6.50%, 11/15/2008..................                        1,000,000          1,112,890
Philadelphia Municipal Authority, LR, Refunding:
  6%, 7/15/2003.............................................................                          500,000            514,240
  5.40%, 11/15/2006 (Insured; FGIC).........................................                          500,000            526,750
Philadelphia School District:
  5.35%, 7/1/2003 (Insured; MBIA)...........................................                        1,350,000          1,412,222
  5.75%, 7/1/2007 (Insured; MBIA)...........................................                          600,000            638,640
Scranton-Lackawanna Health and Welfare Authority, Revenue, Refunding
  (University of Scranton Project) 5.80%, 3/1/2000..........................                          500,000            515,125
Southeastern Transportation Authority, Special Revenue:
  6.50%, 3/1/2004 (Insured; FGIC)...........................................                        1,500,000          1,667,100
  5.875%, 3/1/2009 (Insured; FGIC)..........................................                          750,000            802,748
Upper Allegheny Joint Sanitary Authority, Sewer Revenue
  5.70%, 9/1/2005 (Insured; FGIC) (d).......................................                        1,095,000          1,153,035

DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                           NOVEMBER 30, 1997
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                         Amount                Value
_______________________________________________________________________________                ______________        ___________
Pennsylvania (continued)
Westmoreland County, Refunding:
  Zero Coupon, 12/1/2006 (Insured; FGIC)....................................                        2,000,000          1,314,920
  Zero Coupon, 12/1/2008 (Insured; FGIC)....................................                   $    1,790,000     $    1,051,679
Wilkinsburg Joint Water Authority, Water Revenue
  6.15%, 8/15/2006 (Insured; AMBAC, Prerefunded 8/15/2002) (c)..............                          600,000            647,256
York County Hospital Authority, Revenue, Refunding
  (Lutheran Social Services Health Center) 6.25%, 4/1/2011..................                        1,000,000          1,050,230
Yough School District, Refunding
  Zero Coupon, 10/1/2007 (Insured; FGIC)....................................                        1,000,000            627,600
U.S. Related-10.4%
Puerto Rico Commonwealth Highway and Transportation Authority, Highway
Revenue:
  5.40%, 7/1/2006...........................................................                        2,000,000          2,065,180
  5.40%, 7/1/2006 (Insured; FSA)............................................                        4,000,000          4,202,360
Puerto Rico Electric Power Authority, Power Revenue:
  5.90%, 7/1/2002...........................................................                          250,000            266,443
  6%, 7/1/2006..............................................................                          225,000            245,455
                                                                                                                    ____________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $61,378,475)....................                                      $   63,998,391
                                                                                                                  ==============
Short-Term Municipal Investments-1.5%
______________________________________________________________________________
Pennsylvania:
Beaver County Industrial Development Authority, Environmental Improvement
Revenue, VRDN
  (BASF Corp. Project) 3.90% (e) (cost $1,000,000)..........................                   $    1,000,000     $    1,000,000
                                                                                                                  ==============
TOTAL INVESTMENTS-100.0% (cost $62,378,475).................................                                      $   64,998,391
                                                                                                                  ==============

DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

Summary of Abbreviations
_____________________________________________________________________________________________________________________
AMBAC         American Municipal Bond Assurance Corporation    LOC           Letter of Credit
COP           Certificate of Participation                     LR            Lease Revenue
EDR           Economic Development Revenue                     MBIA          Municipal Bond Investors Assurance
FGIC          Financial Guaranty Insurance Company                             Insurance Corporation
FHA           Federal Housing Administration                   PCR           Pollution Control Revenue
FSA           Financial Security Assurance                     RRR           Resources Recovery Revenue
HR            Hospital Revenue                                 VRDN          Variable Rate Demand Notes
Summary of Combined Ratings (Unaudited)
_____________________________________________________________________________________________________________________
Fitch (f)              or          Moody's             or         Standard & Poor's          Percentage of Value
_______                            _______                        _________________          ___________________
AAA                                Aaa                            AAA                               62.9%
AA                                 Aa                             AA                                 4.7
A                                  A                              A                                 13.2
BBB                                Baa                            BBB                               13.7
F1+ & F1                           MIG1, VMIG1 & P1               SP1 & A1                           3.5
Not Rated (g)                      Not Rated (g)                  Not Rated (g)                      2.0
                                                                                                   ______
                                                                                                   100.0%
                                                                                                   ======
Notes to Statement of Investments:
    (a)  Purchased on a delayed-delivery basis.
    (b)  Secured by letters of credit.
    (c)  Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest date.
    (d)  Wholly held by the custodian in a segregated account as collateral for delayed-delivery securities.
    (e)  Security payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (f)  Fitch currently provides creditworthiness information for a limited number of investments.
    (g)  Securities which, while not rated by Fitch, Moody's and Standard &
   Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                            NOVEMBER 30, 1997
                                                                                                    Cost                 Value
                                                                                               ______________     ______________
ASSETS:              Investments in securities-See Statement of Investm                        $   62,378,475     $   64,998,391
                     Cash.......................................                                                         765,382
                     Interest receivable........................                                                         949,148
                     Receivable for shares of Beneficial Interest subscribed....                                           5,348
                     Prepaid expenses...........................                                                           6,192
                                                                                                                  ______________
                                                                                                                      66,724,461
                                                                                                                  ______________
LIABILITIES:         Due to The Dreyfus Corporation and affiliates.......                                                 23,886
                     Payable for investment securities purchased.........                                              1,639,680
                     Payable for shares of Beneficial Interest redeemed...                                               100,299
                                 Accrued expenses...........................                                              32,851
                                                                                                                  ______________
                                                                                                                       1,796,716
                                                                                                                  ______________
NET ASSETS..................................................................                                      $   64,927,745
                                                                                                                  ==============
REPRESENTED BY:      Paid-in capital............................                                                  $   62,265,267
                     Accumulated undistributed investment income-net....                                                  15,678
                     Accumulated net realized gain (loss) on investments.....                                             26,884
                     Accumulated net unrealized appreciation (depreciation)
                        on investments-Note 4.......                                                                   2,619,916
                                                                                                                  ______________
NET ASSETS..................................................................                                      $   64,927,745
                                                                                                                  ==============
SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest authorized)                                         4,831,360

NET ASSET VALUE, offering and redemption price per share-Note 3(d)..........                                              $13.44
                                                                                                                          ======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF OPERATIONS                                                                            YEAR ENDED NOVEMBER 30, 1997
INVESTMENT INCOME
INCOME               Interest Income.........................                                                     $    3,012,638
EXPENSES:            Management fee-Note 3(a)...................                               $      339,956
                     Shareholder servicing costs-Note 3(b)......                                       77,030
                     Auditing fees..............................                                       24,130
                     Registration fees..........................                                       22,657
                     Trustees' fees and expenses-Note 3(c)......                                       18,939
                     Legal fees.................................                                       17,298
                     Custodian fees.............................                                        6,105
                     Prospectus and shareholders' reports.......                                        4,286
                     Loan commitment fees-Note 2................                                          679
                     Miscellaneous..............................                                       17,349
                                                                                               ______________
                            Total Expenses.......................                                     528,429
                     Less-reduction in management fee due to
                        undertaking-Note 3(a)..................                                       (74,475)
                                                                                               ______________
                            Net Expenses......................                                                           453,954
                                                                                                                  ______________

INVESTMENT INCOME-NET.......................................................                                           2,558,684
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                     Net realized gain (loss) on investments....                               $      172,702
                     Net unrealized appreciation (depreciation) on investments....                    999,341
                                                                                               ______________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                           1,172,043
                                                                                                                  ______________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $    3,730,727
                                                                                                                  ==============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                              Year Ended             Year Ended
                                                                                           November 30, 1997     November 30, 1996
                                                                                           _________________   ___________________
OPERATIONS:
  Investment income-net...............................................                       $      2,558,684     $    2,013,427
  Net realized gain (loss) on investments.............................                                172,702             (7,047)
  Net unrealized appreciation (depreciation) on investments...........                                999,341            279,415
                                                                                               ______________     ______________
    Net Increase (Decrease) in Net Assets Resulting from Operations...                              3,730,727          2,285,795
                                                                                               ______________     ______________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net...............................................                             (2,549,186)        (2,007,247)
                                                                                               ______________     ______________

BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold.......................................                             20,595,386         20,981,606
  Dividends reinvested................................................                              1,900,542          1,444,865
  Cost of shares redeemed.............................................                             (9,121,812)       (12,412,336)
                                                                                               ______________     ______________
    Increase (Decrease) in Net Assets from Beneficial Interest Transactions....                    13,374,116         10,014,135
                                                                                               ______________     ______________
      Total Increase (Decrease) in Net Assets.........................                             14,555,657         10,292,683
NET ASSETS:
  Beginning of Period.................................................                             50,372,088         40,079,405
                                                                                               ______________     ______________
  End of Period.......................................................                         $   64,927,745     $   50,372,088
                                                                                               ==============     ==============
Undistributed investment income-net...................................                         $       15,678     $        6,180
                                                                                               ______________     ______________

                                                                                                    Shares               Shares
                                                                                               ______________     ______________
CAPITAL SHARE TRANSACTIONS:
  Shares sold.........................................................                              1,559,872          1,611,905
  Shares issued for dividends reinvested..............................                                143,586            111,215
  Shares redeemed.....................................................                               (693,403)          (955,587)
                                                                                               ______________     ______________
    Net Increase (Decrease) in Shares Outstanding.....................                              1,010,055            767,533
                                                                                               ==============     ==============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                            Year Ended November 30,
                                                                                   _______________________________________
PER SHARE DATA:                                                                   1997         1996         1995        1994(1)
                                                                                 ______       ______       ______      ______
    Net asset value, beginning of period...................                      $13.18       $13.12       $11.84      $12.50
                                                                                 ______       ______       ______      ______
    Investment Operations:
    Investment income-net..................................                         .60          .59          .63         .61
    Net realized and unrealized gain (loss)
      on investments.......................................                         .26          .06         1.28        (.66)
                                                                                 ______       ______       ______      ______
    Total from Investment Operations.......................                         .86          .65         1.91        (.05)
                                                                                 ______       ______       ______      ______
    Distributions:
    Dividends from investment income-net...................                        (.60)        (.59)        (.63)       (.61)
                                                                                 ______       ______       ______      ______
    Net asset value, end of period.........................                      $13.44       $13.18       $13.12      $11.84
                                                                                 ======       ======       ======      ======
TOTAL INVESTMENT RETURN....................................                        6.67%        5.10%       16.47%       (.60%)(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets................                         .80%         .80%         .48%         -
    Ratio of net investment income
      to average net assets................................                        4.52%        4.52%        4.93%       5.19%(2)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager...................                         .13%         .31%         .62%       1.39%(2)
    Portfolio Turnover Rate................................                       23.94%       53.83%        5.07%      20.13%(3)
    Net Assets, end of period (000's Omitted)..............                      $64,928      $50,372      $40,079     $22,599
_____________________________
(1)   From December 16, 1993 (commencement of operations) to November 30, 1994
(2)   Annualized.
(3)   Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Pennsylvania Intermediate Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Pennsylvania income taxes as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 2-BANK LINE OF CREDIT:
    The fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended November 30, 1997, the Fund did not borrow under the Facility.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from December 1, 1996 through November 30, 1997 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses) exceed an annual rate of .80 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking amounted to $74,475 during the period ended November 30, 1997.
    (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholders accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 1997, the Fund was charged $41,582 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended November 30, 1997, the Fund was charged $33,239 pursuant to the transfer agency agreement.
    (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
    (d) A 1% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemptions through use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance. During the period ended November 30, 1997, redemption fees amounted to $39.
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 1997 amounted to $26,773,806 and $13,234,291, respectively.
    At November 30, 1997, accumulated net unrealized appreciation on investments was $2,619,916, consisting of $2,635,564 gross unrealized appreciation and $15,648 gross unrealized depreciation.
    At November 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Trustees
Dreyfus Pennsylvania Intermediate Municipal Bond Fund
    We have audited the accompanying statement of assets and liabilities of Dreyfus Pennsylvania Intermediate Municipal Bond Fund, including the statement of investments, as of November 30, 1997, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Pennsylvania Intermediate Municipal Bond Fund at November 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                          [ERNST & YOUNG LLP signature logo]

New York, New York
January 8, 1998
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended November 30, 1997 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Pennsylvania residents, Pennsylvania personal income taxes).
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends and capital gain distributions paid for the 1997 calendar year on Form 1099-DIV which will be mailed by January 31, 1998.


Registration Mark
[Dreyfus lion "d" logo]
DREYFUS PENNSYLVANIA INTERMEDIATE
MUNICIPAL BOND FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                           105AR9711
Pennsylvania
Intermediate
Municipal
Bond Fund
Annual Report
November 30, 1997
Registration Mark
[Dreyfus logo]